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EXHIBIT 99.9

Header of all slides
[Logo]  Microsemi                   more than solutions - enabling possibilities
                                                       Analyst Day | 11/7/2001 |
                                                        http://www.microsemi.com

Slide 1

MMSM - the RF and LED Patented Architecture

Ken Philpot, Director of Applications, Microsemi Microwave
Manuel Lynch, VP of Business Development

Slide 2

What sets us apart in Microwave?

 .  Product & Process diversity: More tools in our toolbox!
   -  Products
      -  PIN Diodes for Switching, Attenuating and Limiting
      -  Varactor Diodes for VCOs
      -  Schottky Diodes for Detection and Up/Down Conversion
   -  Packaging
      -  Ceramic for Military and Space (up to 40GHz)
      -  Innovative Flip Chip for High Speed commercial applications (WLAN
         802.11a)
   -  Processes
      -  Automated Microwave Fab
      -  Package-less technology
      -  Diversity ranges from Silicon to InGaN
 .  Rich experience in military microwave
   -  Over 30 years experience
   -  Our heritage is engineering performance
 .  We understand microwave - we speak the language
   -  We solve problems
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Slide 3



What is Microwave?

--------------------------------------------------------------------------------
      100%        |        |              |               MMSM       |
       |          DO-7     |              EPSM                       |
       |         DO-14     |              |                Microwave |
       |          |    SOT23           Microsemi          Monolithic |
       |          |   SOD323           Enhanced         Surface Mount|
   Package        |        |          Performance                    |
Functionality Glass Axial  |         Surface Mount       Wafer Scale |
      50%      Leaded      |              |              Substrate   |
       |      5 thru hole  |          (circa 1995)                   |
       |     (circa 1960)  |              |              (circa 2000 |
       |          |        |              |                          |
       |       LP= 5nH     |          LP= 0.5nH           LP= 0.2nH  |
       |          |        |              |                          |
       |          |    Plastic            |                          |
       0%         |   Injection           |                          |
                  |   molded              |                          |
                  |       S.M.            |                          |
                  |   (circa 1980)        |                          |
                  |        |              |                          |
                  |     LP= 2nH           |                          |
                  |        |              |                          |
--------------------------------------------------------------------------------
    DC 0.5     1     2     3     4      5      6      7      8      9      10

                                Frequency (GHz)

Slide 4

What exactly is MMSM?

 .   MMSM stands for Monolithic Microwave Surface Mount packaging
 .   MMSM is a wafer scale surface mount packaging concept that offers greatly reduced parasitics:
    -   low package inductance
    -   low series resistance
    -   low package capacitance
 .   Properties which limit bandwidth and microwave frequency functionality
 .   It is a Microsemi patented technology
[picture of a dime with component on top of it]
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Slide 5

Why did we decide to make MMSM?

 .  It's all about bandwidth! Customers needed a solution.
   -  10% bandwidth at 2.4 gHz = 240 mHz
   -  10% bandwidth at 5.6 gHz = 560 mHz
 .  Surface mount packaging has always limited the performance of microwave devices
 . Higher frequency functionality means more available bandwidth which means higher speed telecommunications data rates

Slide 6

MMSM: Design Criteria

Must Have                         Why                         What Did We Do
-----------------------         -----------------------    --------------------
Must be monolithic              performance and price

Must be small                   reduces parasitics              Developed
                                                                  MMSM
Must perform like unpackaged    reduces parasitics           Smaller is Better
 chip but without wirebonds

Must have superior thermals     power handling/cost
 to Gallium Arsenide            to performance ratio
[schematic] Top, Cathode Indicator, 0.040", Side, 0.015", 0.020", Bottom,
            0.019". 2 PLCS, 0.011", 0.016", 0.012", Gold Pads, 2 PLCS, All
            Dimension Tolerances are +- .002"
[graphic of component]

Slide 7

MMSM: Additional Design Criteria
 .  Must have superior consistency to function > 4 gHz
 .  Must be hermetic - for military communication applications
 . Must be deliverable on wafer or tape & reel for high volume / low cost applications
   -  Direct pick and place from wafer to tape and reel
 .  Must be completely compatible with conventional surface mount assembly
   -  Standardized first versions on 0204 ceramic chip capacitors
 .  Must offer a platform process which can be expanded to house other products
   -  Transistors (gain blocks, LNAs, etc)
   -  LEDs
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Slide 8

The Recipe: Creating MMSM

 .   Patented process
 .   Importance of Know How
 .   Key Processes
    -   Build diode from top side
    -   Proprietary high temperature glass isolation step - separate contacts
    -   Protect junction
    -   Develop interconnects that replace wire bonds
    -   Seal in Glass
    -   Backlap to predetermined depth to make backside - "flip chip" contacts
    -   Electrical Probe
    -   Pick and place to tape and reel
 .   What you see is what you get
[graphic of  component]
[picture of  component]

Slide 9

MMSM vs. Competing Packages

Package Comparisons

Package Style      Outline Size        Package Parasitic        Maximum Frequency        Construction
-------------      ------------        -----------------        -----------------        ------------
  SOD-323            50x70 mils             1500 pH                   2.5 gHz           Injection molded
                                                                                      plastic / lead frame

   SC-79             30x60 mils              700 pH                     4 gHz           Injection molded
                                                                                      plastic / lead frame

   MMSM              20x40 mils              200 pH                    10 gHz         Monolithic Silicon/
                                                                                            Glass

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Slide 10

MMSM Specs vs. The Competition

Device Comparisons

 Device            Capacitance    Functional To
---------          -----------    -------------
SMP 1320              300 fF         2.5 gHz
BAR63-02L             300 fF         2.5 gHz
MPP 4203              100 fF           8 gHz

Slide 11

Ahead of the Game - NanoMOUNT
 . Most customers are building antenna switches with our MSMM technology . We simplified the design cycle and accelerated the utilization of our packaging by offering complete switches
   -  Take 4 MMSM PIN devices / Combine on EPSM substrate in ring
[picture of a dime with antenna switches next to it]

A complete 5 gHz WLAN spatial diversity switching solution on a single 100mil square surface mountable platform!
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Slide 12

NanoMount vs GaAs MESFET

                                             GaAs MESFET SPDT switch     Microsemi Silicon Nanomount switch
                                             --------------------------  ----------------------------------
Bandwidth                                          DC to 2500 MHz                  100 to 6000 MHz

Isolation:                  900 MHz (LMDS)         23 dB typical                   40 dB typical
                            2400 MHz (PCS)         Not Specified                   30 dB typical
                            5600 MHz (WLAN)        Not Useable                     20 dB typical

Insertion loss              900 MHz (LMDS)         1 dB typical                    0.25 dB typical
                            2400 MHz (PCS)         Not Specified                   0.5 dB typical
                            5600 MHz (WLAN)        Not Useable                     1 dB typical

Power Handling                                     1 Watt                          10 Watts

Third order IP                                     + 39 dBm Typical                + 39 dBm Typical

Switching Speed                                    Not Specified                   10 nS typical

Package Construction                               SOT-23-5 Plastic injection      MMSM  hermetic-
                                                   molded lead frame;              on-microstrip
                                                                                   EPSM ceramic;

Overall Footprint                                  118 X 122 mils maximum          75 X 100 mils maximum

Bias supply                                        0 to +8 V                       +/- 20 mA

Control supply                                     -1 to +6 V                      Reverse bias polarity

Slide 13

Typical NanoMOUNT Application
[schematic]  Antenna 1, Antenna Diversity Switch, Antenna 2, Band Pass Filter,
             TX/RX Switch, LNA, RF/IF Conversion Chip(s), PA, Low Pass Filter, Baseband Chip Set
[picture of Band Pass Filter]
[picture of Switches]
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Slide 14

Ahead of the Curve
 .  We develop solutions that meet next generation standards
   -  802.11a WLAN & HiperLAN/2 (developed switches in CY99)
   -  802.16 high power point to multi point  (developed in CY99)
   - Multi mode 2.4 gHz & 5.6 gHz access - not yet offered in the market (we developed a solution in CY99)
   - WCDMA & point to point backbone infrastructure - need solution that can handle power and heat (we were well ahead of the market)
   - Supporting test equipment applications (we help test companies develop the products that keep telecommunication systems up and running and evolving)
 .  Markets catch up to our technological advances


Slide 15

MMSM as an LED
Manuel Lynch

Slide 16

Using MMSM for LED
 .  Eliminates EPOXY
   -  Optical parasitic
 .  Eliminates Wirebond
   -  Reduces VF
   -  Increases reliability
 .  Increases Active Area of Light Emitting Structure
 .  Reduces ESD
   -  Some competitors integrate TVS devices on their LEDs
 .  On chip probing
   -  Self packaged
 .  Integrated Reflector cup
 .  Low Thermal Resistance
   -  Can handle more power and produce more light
[graphic of Typical CREE LED Installation]
[graphic of Typical Nichia LED]
[graphic of Microsemi MMSM Blue LED]
(Components in the above graphics: Epoxy, Glass, InGaN Junction, Contact Pads, Wire Bond, and Metallized Trace)